Phoenix Multi-Portfolio Fund
                     Supplement dated December 12, 1996 to
                 Prospectus dated March 8, 1996 as supplemented
                 March 9, 1996, June 3, 1996, and July 19, 1996


The Portfolio Managers

The following replaces the paragraphs under "Emerging Markets Portfolio" on page 24 of the Prospectus.

    Mr. Peter S. Lannigan is the portfolio manager of the Emerging Markets Portfolio, and as such is primarily responsible for the day-to-day management of the portfolio. Mr. Lannigan served as co-manager of the portfolio from April, 1995 until November 14, 1996. Presently, Mr. Lannigan is Vice President of PIC and from 1993 until November, 1995 he was Director, Public Fixed Income, Phoenix Home Life Mutual Insurance Company. From 1989 to 1993 Mr. Lannigan was Associate Director of the Bond Rating Group, Standard & Poor's Corp.